UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21359

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


       ANNUAL
       REPORT
July 31, 2009


                                  MBIA CAPITAL/CLAYMORE MANAGED DURATION  |
                                         INVESTMENT GRADE MUNICIPAL FUND  |  MZF



                                [PHOTO OF A LAKE]

   [LOGO MBIA]                                                          [LOGO]
ASSET MANAGEMENT(SM)                                                CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/MZF

                                                  ... YOUR STREAM TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                          MBIA CAPITAL/CLAYMORE MANAGED DURATION


                                                 INVESTMENT GRADE MUNICIPAL FUND

                                [PHOTO OF A LAKE]

                              MZF | MBIA CAPITAL/CLAYMORE
                           LISTED | MANAGED DURATION
                             NYSE | INVESTMENT GRADE
                                    MUNICIPAL FUND

    [LOGO MBIA]                                                        [LOGO]
ASSET MANAGEMENT(SM)                                               CLAYMORE (SM)

    There can be no assurence the fund will achieve its investment objective. The value of the fund will fluctuate with the value of the underlying securites.
      Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/MZF, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear SHAREHOLDER |


We thank you for your investment in MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"). This report covers performance for the Fund's fiscal year ended July 31, 2009.

The Fund's investment objective is to provide common shareholders with high current income exempt from regular Federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment-grade quality and normally investing substantially all of its total assets in securities of investment-grade quality.

The Fund's Investment Adviser, MBIA Capital Management Corp. ("MBIA"), is owned by MBIA Asset Management Group, which manages fixed-income products with a total value of approximately $43 billion as of June 30, 2009. Its parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Claymore Securities, Inc. serves as the Fund's Servicing Agent. In total, Claymore entities have provided supervision, management, and/or servicing on approximately $11.3 billion in assets as of June 30, 2009. Claymore Securities, Inc. is an innovator in closed-end funds, unit investment trusts and exchange-traded funds.

On July 17, 2009, Claymore Group Inc., parent of Claymore Securities, Inc., entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity ("Guggenheim Transaction"). The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including Claymore Securities, Inc., will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of MBIA.

Claymore Advisors LLC serves as Administrator for the Fund. While the administration agreement does not terminate automatically as a result of the Guggenheim Transaction, the Fund's Board of Trustees will continue to monitor the services received under the agreement to ensure that the continuation of this agreement remains in the best interests of shareholders. The servicing agreement between the Fund and Claymore Securities, Inc. will automatically terminate as a result of the Guggenheim Transaction. The Fund's Boards of Trustees is expected to consider a new servicing agreement for the Fund; however, shareholder approval of a new servicing agreement is not required.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For thE 12-month period ended July 31, 2009, the Fund returned 2.83% on an NAV basis. This represents a change in NAV to $12.73 on July 31, 2009, compared with $13.17 on July 31, 2008. For the same period, the Fund provided a total return of 8.65% based on market price. This represents a closing market price of $11.87 on July 31, 2009 versus $11.73 on July 31, 2008. Past performance is not a guarantee of future results. While the Fund's investment performance is one of the primary factors in determining the



                                               Annual Report | July 31, 2009 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | DEAR SHAREHOLDER continued


NAV, the market price is determined by market forces, and it may be higher or lower than the NAV at any particular time. Over the long term, we believe that the Fund's investment performance will be reflected in the market price.

On August 1, 2008, the Fund announced an increase in the monthly dividend from $0.0525 to $0.056 per share. At the same time, the Fund announced an amendment to the dividend schedule so that the dividend is declared on the first business day of each month and payable on the last business day of the month. In order to facilitate this change, the August distribution represented one and a half month's worth of dividends. Accordingly, the August distribution was $0.0840 per share. Dividends of $0.056 per share were paid in each month from September 2008 through January 2009. On February 2, 2009, the Fund announced a dividend increase to $0.061 per month, beginning with the February 2009 distribution. Dividends of $0.061 per share were paid in each month from February 2009 through July 2009. On August 3, 2009, the Fund announced a dividend increase of to $0.075 per month, beginning with the August 2009 distribution. The increased dividend represents an annualized distribution rate of 7.58% based on the closing market price of $11.87 on July 31, 2009.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 25 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund's performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about how the Fund is managed, what impacted the performance of the Fund during the 12 months ended July 31, 2009 and MBIA's views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/mzf.

Sincerely,

/s/ Clifford D. Corso

Clifford D. Corso
President
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


4 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

QUESTIONS & ANSWERS |


CLIFFORD D. CORSO
PORTFOLIO MANAGER

Clifford D. Corso is Executive Vice President and Chief Investment Officer of MBIA Inc. and President of MBIA Asset Management ("MBIA"). His responsibilities include oversight and direction of MBIA Inc. and its subsidiaries' investments. He manages the company's fixed-income asset management platform, directs the investment of all fixed income assets under management and oversees the portfolios of MBIA Insurance Corp. and its affiliates. In addition, Mr. Corso's responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors. Mr. Corso is also an active member of the Board of Directors for the MBIA Foundation, Inc. Before joining MBIA in 1994, he was the co-head of fixed income at a subsidiary of Alliance Capital Management. Throughout his 25-year career, Mr. Corso has managed a wide array of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso has a bachelor's degree from Yale University and a master's degree from Columbia University. He holds his Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA).

JEFFREY S. MACDONALD, CFA
PORTFOLIO MANAGER

Mr. MacDonald, who joined MBIA in 2007, is a Director of MBIA and has extensive experience in the fixed-income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed-income styles. He was also instrumental in designing some of HIMCO's fixed-income-based products, including a number of "alternative" strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed-income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed-income trader and lead systems analyst. Mr. MacDonald earned his bachelor's degree from Trinity College in Connecticut and his master's degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.

JAMES B. DICHIARO
PORTFOLIO MANAGER

Mr. DiChiaro joined MBIA in 1999 and is a Vice President of MBIA. He currently manages the company's municipal bond portfolios (taxable and tax-exempt) and has extensive experience managing taxable money-market portfolios. Mr. DiChiaro began his career at MBIA working with the Conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to joining MBIA he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor's degree from Fordham University and a master's degree from Pace University.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") for the fiscal year ended July 31, 2009.


--------------------------------------------------------------------------------
PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED JULY 31, 2009.

In the semi-annual report for this Fund, published six months ago, economic and market conditions were described as extremely challenging. Ongoing problems in the real estate market and the limited availability of credit placed tremendous pressure on asset prices, adding stress to the slowing economy. After the September 2008 failure of Lehman Brothers, the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, and there were pronounced declines in the market values of many asset classes.

The economy continued to contract, but has recently shown signs of stabilization. There has been negative growth in real gross domestic product ("GDP"), a broad measure of economic activity, for four consecutive quarters, but the rate of decline appears to be moderating. After declining by 5.4% in the fourth quarter of 2008 and 6.4% in the first quarter of 2009, the initial report is that GDP declined by 1.0% in the second quarter of 2009 and most economists are now forecasting that growth may resume before the end of 2009.

The credit crisis had a negative effect on the tax-exempt bond market, which performed poorly during the last few months of 2008. The illiquid conditions brought the primary market to a standstill in the late third quarter, while abundant secondary market offerings sparked little institutional interest, causing tax-exempt yields to rise. With an ongoing real estate slump and a weakening economy, investors grew worrisome that the tax revenues of many state and local governments would fall, creating additional budget deficits. A heavy new issue calendar and selling from leveraged investors, mutual funds, and insurance companies pressured the liquidity-strained market.

On December 16, 2008, the Federal Reserve Board (the "Fed") reduced the target rate for federal funds to a range of 0 to 0.25%, which spurred buying of longer-term municipal bonds as investors reached for yield. Also in December 2008, the Fed announced plans for a repurchase of up to $300 billion of U.S. Treasury securities. That announcement created concern that rates on U.S. Treasury securities could head towards zero, an unease that carried into the market for tax-exempt bonds, which were trading at record yields versus U.S. Treasuries. A rally in the tax-exempt market ensued which continued into early 2009, as


                                               Annual Report | July 31, 2009 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


portfolio managers looked to reinvest coupon payments and found little supply from the primary markets. In March, Fed Chairman Ben Bernanke appeared on "60 Minutes" and mentioned that he saw "green shoots" in the economy. An economy that was still deteriorating, but at a decelerating pace, provided an impetus to break the negative sentiment among investors and helped the capital markets to improve.

Spreads in the tax-exempt and taxable markets reached their peaks in the first quarter of 2009, and have narrowed somewhat since.(1) At their widest, spreads indicated an economy that was in free-fall, and despite a significant narrowing, spreads remain wide relative to historical averages, even in comparison to previous recessions. This could indicate that municipal bonds are still attractive relative to U.S. Treasury securities.

For the 12-month period ended July 31, 2009, the return of the Barclays Municipal Bond Index, a widely used measure of the municipal bond market as a whole, was 5.11%.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ended July 31, 2009, the Fund provided a total return based on market price of 8.65% and a total return of 2.83% based on NAV. As of July 31, 2009, the Fund's market price of $11.87 represented a discount of 6.76% to NAV of $12.73. As of July, 31, 2008 the Fund's market price of $11.73 represented a discount of 10.93% to NAV of $13.17. While the Fund's investment performance is one of the primary factors in determining the NAV, the market price is determined by market forces, and it may be higher or lower than the NAV at any particular time. Over the long term, we believe that the Fund's investment performance will be reflected in the market price. Past performance is not a guarantee of future results.

The Fund's NAV return was less than the return of the Barclays Municipal Bond Index largely because it is overweight relative to the index in bonds rated single A and below, including the more credit sensitive sectors of the market such as health care, development, and tobacco. Although these securities have performed very well in recent months, they performed poorly in the difficult market conditions of late 2008, which are discussed above. While market conditions have improved, spreads have not yet returned to the levels that prevailed before the September 2008 failure of Lehman Brothers, and these more credit-sensitive bonds underperformed higher rated bonds for the 12-month period ended July 31, 2009.

The market value of the Fund's shares fluctuates and it may be higher or lower than the Fund's NAV at a given point in time. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. MBIA believes that, over the long term, the Fund's investment performance will be reflected in the market price.


--------------------------------------------------------------------------------
PLEASE DISCUSS THE FUND'S DIVIDENDS OVER THE LAST YEAR.

The Fund pays monthly dividends, and the monthly dividend was increased twice during the fiscal year that ended July 31, 2009, and again after the end of the fiscal year. On August 1, 2008, the Fund announced a 6.67% increase in the monthly dividend to $0.056 per share. At the same time, the Fund announced an amendment to the dividend schedule so that the dividend is declared on the first business day of each month and payable on the last business day of the month. In order to facilitate this change, the August 2008 distribution represented one and a half month's worth of dividends. Accordingly, the total August 2008 distribution was $0.0840 per share. Dividends of $0.056 per share were paid in each month from September 2008 through January 2009.

On February 2, 2009, the Fund announced a dividend increase to $0.061 per month, beginning with the February 2009 distribution. On August 3, 2009, the Fund announced a dividend increase to $0.075 per month, beginning with the August 2009 distribution. The increased dividend represents an annualized distribution rate of 7.58% based on the closing market price of $11.87 on July 31, 2009.


--------------------------------------------------------------------------------
HOW IS THE PORTFOLIO STRUCTURED, AND WHAT HAS THAT STRUCTURE MEANT FOR PERFORMANCE?

The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, ratings provided by rating agencies are considered, and a team of credit analysts at MBIA evaluates the credit quality of sectors and individual issuers. Thorough credit analysis by MBIA's team of analysts helps ensure that the desired level of quality is maintained in the Fund's portfolio while yield is added, as appropriate, by buying high quality bonds at what are considered to be attractive prices.

For the majority of the fiscal year, the duration of the portfolio has been maintained at approximately eight years; as of July 31, 2009 the portfolio's average duration was 8.12 years, compared to 8.33 years at the end of the prior fiscal year.(2) In late 2008, municipal bond prices fell, reflecting the excess supply in the market, which caused interest rates to rise. In response to rising tax-exempt interest rates, the portfolio's duration was shortened slightly by selling longer-duration securities. As of January 31, 2009, the average duration of the Fund's portfolio was 7.62 years.



(1) Spread refers to the difference between the interest rate on Treasury securities and non-Treasury securities that are similar in all respects except credit quality.

(2) Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon amount. The longer the duration, the greater the interest rate risk.


6 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


Over the 12 months ended July 31, 2009, the Fund's position in pre-refunded bonds has been gradually reduced, with a corresponding increased allocation to securities with slightly lower ratings and higher yields.(3) The purpose of this undertaking is to take advantage of the massive widening in credit spreads in an effort to add yield to the portfolio. As of July 31, 2009, the average credit rating of bonds in the portfolio was A2/A (as rated by Moody's Investors Service and Standard & Poor's, the major rating agencies for municipal bonds), compared with A1/A+ as of January 31, 2009, and A2/A as of July 31, 2008.

The profile of the Fund's credit ratings can be somewhat misleading with regard to the strategy of moving the portfolio toward lower-rated, higher-yielding bonds. A year ago, bonds rated AAA represented 15.2% of long term investments; as of July 31, 2009, AAA-rated bonds represent 18.9%. The focus of new investments has been on single-A and BBB-rated bonds; however, some of the bonds purchased have been insured by entities with AAA ratings. In evaluating the securities, MBIA's focus is on the quality of the underlying credit, and the yield on these bonds is primarily reflective of the quality of underlying credit, rather than the insurance feature. Most of the high quality bonds that have been sold are AA-rated pre-refunded bonds; this accounts for the apparent increase in AAA-rated bonds and reduction in AA-rated bonds. There was an increase in the Fund's holdings of single-A and BBB-rated securities. Some municipal securities held in the Fund are insured as to timely payment of principal and interest when due, by a private insurance company. This insurance does not, however, guarantee the prices of these securities whose value will fluctuate with changes in interest rates and market conditions.

Examination of the sector breakdown of the portfolio is perhaps more instructive than looking at credit ratings. As of July 31, 2008, pre-refunded bonds constituted 19.1% of the portfolio, representing the largest sector. At the end of July 2009, pre-refunded bonds represented just 10.1% of the portfolio. This reduction reflects the shift away from these pre-refunded securities, which are considered to carry no credit risk, into sectors where spreads have experienced excessive widening. The sector that has increased the most is the medical or health care sector, which jumped from 11.5% to 18.4%. This shift has had a positive impact on performance and has added incremental yield to the portfolio. Other sectors with notable increases are general obligation, power and water/sewer. In the current stressful environment, MBIA has increased the Fund's exposure to bonds backed by essential services, which also added to return, and provided increased yield. MBIA has also increased the diversification of the portfolio among issuers and sectors to help balance the credit risks. The higher yield created by these trades made it possible to raise the dividend several times over past year, as discussed above.

The Fund's position in tobacco bonds, 5.8% of total investments (including enhanced tobacco) as of July 31, 2009, detracted from performance, as these bonds underperformed. There are several possible reasons for underperformance of tobacco bonds, including reduced demand for tobacco in a poor economic environment, higher state taxes on tobacco, and potential anti-tobacco legislation. Also negative for total return, though positive for book yield, was the Fund's position in development bonds (IDR/IRB), 13.7% of total investments as of July 31, 2009. Most of these bonds are backed by corporations in cyclical industries that typically exhibit poor performance during economic downturns.


--------------------------------------------------------------------------------
PLEASE EXPLAIN THE FUND'S LEVERAGE STRATEGY AND ITS EFFECT ON
FUND RETURNS.

The Fund, like many closed-end funds, utilizes leverage (borrowing) as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. However, when leveraged investments fall in price, the leverage magnifies the reduction in overall return. There is no guarantee that the Fund's leverage strategy will be successful and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

As of July 31, 2009, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset every seven or 28 days, depending on the tranche. The term tranche is used to describe a specific series of AMPS. The Fund has two series of AMPS, one that auctions each week and one that auctions every 28 days. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares.

Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is based on a short-term tax-exempt index. During the 12-month period ended July 31, 2009, the cost of leverage was generally in the range of 1.25% to 1.50%, significantly lower than the book yield(4) on the Fund's portfolio, which was approximately 5.60%. For the 12 months ended July 31, 2009, the impact of leverage was positive. MBIA will continue to evaluate the benefits and impacts of leverage on the Fund as well as explore other methods of utilizing leverage.



(3) A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.

(4) The book yield is the annual income on the portfolio divided by the cost of the securities held in the portfolio.

                                               Annual Report | July 31, 2009 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
HOW ARE CONDITIONS IN THE MUNICIPAL MARKET NOW, AND WHAT IS THE OUTLOOK FOR THE MONTHS AHEAD?

In describing conditions in the municipal market, it helps to look at both the fundamental and technical factors influencing the market. The fundamentals of the market remain challenging. Tax receipts, whether personal income tax, property tax, or corporate taxes, are falling and unemployment is on the rise. Reduced tax receipts can stress already pressured budgets and erode the credit quality of certain bonds. To counter these forces, many states and local governments have been forced to raise taxes and reduce spending. In California, a state that is a large issuer of municipal bonds, the struggle to balance the budget has led to rather dramatic cuts in areas such as education. Many observers believe that other states will find it necessary to take similar measures.

In contrast, the technical aspects of the municipal market have improved through the first half of calendar year 2009 and remain very positive. There have been substantial flows into tax-exempt mutual funds during the first six months of 2009, perhaps because higher tax rates increase the attractiveness of tax-exempt income and this means greater demand for municipal bonds thus pushing the prices up.

A more important technical factor is an element of the Obama administration's American Recovery and Reinvestment Act, Build America Bonds, which are essentially taxable municipal bonds with a 35% tax credit offered to the issuer, from the U.S. Treasury, for each coupon payment. These bonds represent the same credits as tax-exempt bonds and enable traditional tax-exempt issuers to tap into a deeper and more liquid taxable investor base. This taxable alternative provides a significant savings to the issuer. It has been estimated that Build America Bonds may absorb approximately 15% to 20% of the supply from the tax-exempt market. So the market's earlier fear of overwhelming supply, as states issue bonds to fill budget gaps, was somewhat alleviated, because states have the option of issuing Build America Bonds.

Another technical aspect is that tax-exempt rates, though higher than some historical averages, are relatively low, and have maintained a downward trend in 2009. This enables certain issuers who were once closed out of the market due to high rates to begin issuing again.

Despite a weakening employment picture, it seems reasonable to believe that the economy will improve gradually, with corresponding benefits for states and other issuers. MBIA believes that the Fund is well positioned for the current environment, with a portfolio of high quality securities that is well diversified across issuers, sectors and states.



--------------------------------------------------------------------------------
INDEX DEFINITIONS

All indices are unmanaged and are not investable.

The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch.

--------------------------------------------------------------------------------
MZF RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund's investments. Leverage also creates the risk that the investment return on the Fund's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to MBIA-CMC and the Servicing Agent will be higher than if leverage was not used.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


8 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund SUMMARY | AS OF JULY 31, 2009 (unaudited)


FUND INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                           MZF
Initial Offering Date:                                           August 27, 2003
Closing Market Price as of 07/31/09:                                      $11.87
Net Asset Value as of 07/31/09:                                           $12.73
Yield on Closing Market Price as of 07/31/09:                           7.58%(4)
Taxable Equivalent Yield on Closing Market Price as of 07/31/09(1):    11.66%(4)
July Monthly Distribution Per Common Share(2):                           $0.0610
Leverage as of 07/31/09(3):                                                  41%
Percentage of total investments subject to alternative minimum tax:        22.8%
--------------------------------------------------------------------------------

(1) Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

(2)  Monthly distribution is subject to change.

(3)  As a percentage of total investments.

(4) Based upon the increased monthly distribution of $0.075 per share announced in August 2009.

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 8/27/03)                                    MARKET                NAV
--------------------------------------------------------------------------------
One Year                                                8.65%              2.83%
Three Year - average annual                             4.64%              1.14%
Five Year - average annual                              3.81%              3.32%
Since Inception - average annual                        1.50%              2.94%
--------------------------------------------------------------------------------

Pie Chart:
SECTOR CONCENTRATION*
Health Care                                                    18.4%
IDR/IRB                                                        13.7%
Housing                                                        11.5%
Prerefunded                                                    10.1%
General Obligation                                              6.0%
Power                                                           5.7%
Higher Education                                                5.5%
Transportation                                                  4.2%
Utility                                                         3.8%
Water and Sewer                                                 3.7%
Lease Backed Rev Bond                                           3.3%
Tobacco                                                         3.3%
Enhanced Tobacco                                                2.5%
Airport                                                         2.4%
School District                                                 2.3%
Special Purpose                                                 1.2%
Education                                                       1.1%
Facilities                                                      0.8%
Gaming                                                          0.5%

*As a percentage of long-term investments.


Pie Chart:
STATE/TERRITORY ALLOCATION*
New York                       12.7%
California                     10.4%
Texas                           9.8%
Ohio                            7.1%
Florida                         6.8%
Illinois                        5.2%
Pennsylvania                    4.1%
Louisiana                       4.1%
Colorado                        3.9%
Wyoming                         3.6%
All other states               32.3%

*As a percentage of long-term municipal bonds and notes.


Line Chart:
SHARE PRICE & NAV PERFORMANCE
                 Share Price           NAV
7/31/2008              11.73         13.17
                       11.73         13.18
                       11.74         13.18
                       11.76         13.13
                       11.66         13.08
                       11.70         13.17
                       11.78         13.21
                       11.72         13.19
                       11.75         13.26
                       11.72         13.23
                       11.78         13.30
                       11.72         13.35
                       11.86         13.37
                       11.85         13.35
                       11.89         13.36
                       11.89         13.33
                       11.90         13.31
                       11.97         13.34
                       12.03         13.34
                       12.07         13.30
                       12.00         13.30
                       12.03         13.28
                       12.05         13.28
                       12.05         13.32
                       12.18         13.38
                       12.17         13.43
                       12.15         13.42
                       12.10         13.50
                       12.13         13.50
                       12.08         13.44
                       12.10         13.38
                       11.79         13.27
                       11.62         13.02
                       11.30         12.85
                       10.62         12.45
                       11.16         12.60
                       10.73         12.52
                       10.66         12.41
                       10.68         12.30
                       10.44         12.20
                       10.31         12.14
                        9.60         12.07
                        9.97         11.84
                       10.03         11.78
                        9.93         11.77
                        9.91         11.88
                        9.10         11.88
                        8.95         11.78
                        8.70         11.53
                        8.10         11.38
                        7.34         10.75
                        7.99         10.74
                        8.24         10.34
                        7.88         10.12
                        7.96         10.06
                        8.09         10.09
                        8.58         10.08
                        8.74         10.35
                        8.93         10.73
                        9.29         10.98
                        9.13         11.09
                        9.12         11.09
                        9.09         10.88
                        9.10         10.84
                        9.15         10.79
                        9.22         10.81
                        9.20         10.83
                        9.20         10.92
                        9.46         10.95
                        9.47         11.01
                        9.66         10.99
                        9.61         11.00
                        9.41         11.00
                        9.04         11.00
                        8.83         11.02
                        8.90         11.02
                        9.00         10.98
                        8.69         11.02
                        8.26         11.03
                        8.28         10.97
                        8.25         10.84
                        8.35         10.67
                        8.72         10.51
                        8.57         10.49
                        8.57         10.49
                        8.64         10.48
                        8.29         10.38
                        8.32         10.25
                        8.14         10.17
                        7.89         10.05
                        7.61          9.85
                        7.39          9.81
                        7.34          9.72
                        7.28          9.57
                        7.31          9.57
                        6.96          9.53
                        6.79          9.58
                        7.16          9.72
                        7.46          9.90
                        7.86         10.02
                        8.00         10.07
                        8.12         10.13
                        8.25         10.16
                        8.24         10.17
                        8.31         10.22
                        8.42         10.27
                        8.50         10.32
                        8.74         10.34
                        8.77         10.40
                        9.11         10.49
                        9.03         10.67
                        9.13         10.85
                        9.31         11.01
                        9.56         11.09
                        9.66         11.19
                        9.43         11.32
                        9.51         11.33
                        9.73         11.32
                        9.72         11.23
                        9.78         11.12
                        9.82         11.05
                        9.86         11.03
                        9.90         11.01
                        9.85         11.14
                        9.97         11.19
                       10.03         11.24
1/31/2009              10.05         11.30
                        9.98         11.36
                       10.02         11.45
                       10.15         11.50
                       10.23         11.56
                       10.32         11.58
                       10.57         11.61
                       10.67         11.65
                       10.48         11.66
                       10.50         11.69
                       10.30         11.67
                       10.14         11.69
                       10.13         11.67
                        9.97         11.61
                        9.50         11.59
                        9.34         11.58
                        9.50         11.61
                        9.70         11.60
                        9.69         11.60
                        9.63         11.58
                        9.63         11.57
                        9.58         11.53
                        9.61         11.49
                        9.52         11.52
                        9.51         11.52
                        9.43         11.52
                        9.60         11.52
                        9.51         11.45
                        9.65         11.45
                        9.60         11.45
                        9.68         11.45
                        9.90         11.33
                        9.98         11.39
                        9.85         11.53
                        9.86         11.54
                        9.84         11.52
                        9.83         11.49
                        9.78         11.47
                        9.77         11.47
                        9.90         11.46
                        9.84         11.50
                        9.97         11.54
                       10.00         11.58
                       10.20         11.56
                       10.12         11.55
                       10.09         11.55
                       10.13         11.54
                       10.07         11.59
                       10.16         11.61
                        9.99         11.55
                        9.98         11.59
                       10.06         11.63
                       10.21         11.74
                       10.16         11.80
                        9.98         11.87
                       10.07         11.97
                       10.19         12.02
                       10.25         12.01
                       10.27         11.99
                       10.36         12.01
                       10.32         12.07
                       10.59         12.08
                       10.69         12.11
                       10.79         12.12
                       10.83         12.13
                       10.78         12.14
                       10.85         12.26
                       10.93         12.34
                       10.89         12.39
                       10.86         12.46
                       11.02         12.49
                       10.97         12.50
                       11.04         12.52
                       11.11         12.56
                       11.20         12.59
                       11.18         12.66
                       11.20         12.74
                       11.23         12.75
                       11.20         12.77
                       11.17         12.75
                       11.25         12.70
                       11.30         12.64
                       11.23         12.64
                       11.12         12.58
                       11.20         12.56
                       11.13         12.58
                       11.23         12.58
                       11.09         12.57
                       11.09         12.52
                       11.13         12.45
                       10.92         12.39
                       10.86         12.32
                       10.80         12.36
                       10.81         12.39
                       10.82         12.41
                       10.85         12.43
                       10.80         12.38
                       10.88         12.38
                       10.86         12.39
                       10.92         12.39
                       10.94         12.38
                       10.95         12.38
                       10.90         12.39
                       10.93         12.39
                       11.00         12.41
                       11.04         12.42
                       11.00         12.43
                       10.95         12.45
                       11.01         12.50
                       11.13         12.56
                       11.18         12.59
                       11.18         12.66
                       11.24         12.62
                       11.26         12.62
                       11.21         12.59
                       11.19         12.59
                       11.24         12.58
                       11.27         12.56
                       11.41         12.57
                       11.43         12.62
                       11.49         12.62
                       11.59         12.60
                       11.71         12.60
                       11.78         12.60
                       11.76         12.66
                       11.81         12.68
7/31/2009              11.87         12.73


Pie Chart:

CREDIT QUALITY*
AAA                       18.9%
AA                        24.1%
A                         29.6%
BBB                       23.1%
BB                         2.0%
B                          0.7%
NR                         1.6%

*As a percentage of long-term investments. Based on Standard & Poor's ~or other equivalent ratings.


Pie Chart:

MATURITY BREAKDOWN*
0-5 Years              12.9%
6-10 Years              6.5%
11-15 Years            21.2%
16-20 Years            19.8%
21-25 Years            14.8%
26-30 Years            20.0%
30 + Years              4.8%

*As a percentage of long-term investments.



INSURED SECURITIES BREAKDOWN*
--------------------------------------------------------------------------------
FSA                                                                         5.0%
AMBAC                                                                       3.6%
Assured Gty                                                                 3.0%
PSF                                                                         1.4%
GNMA                                                                        1.1%
FHA                                                                         1.1%
CIFG                                                                        1.0%
--------------------------------------------------------------------------------
* As a percentage of long-term investments.

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


                                               Annual Report | July 31, 2009 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Portfolio of INVESTMENTS | JULY 31, 2009

RATING     PRINCIPAL                                            OPTIONAL
(S&P)*  AMOUNT (000) DESCRIPTION                         CALL PROVISIONS**         VALUE
----------------------------------------------------------------------------------------
                     MUNICIPAL BONDS & NOTES - 165.8%
                     ALASKA - 0.8%
A+      $    750     Alaska Muni Bond Bank Auth,
                     Ser 1, 5.75%, 09/01/33                 09/01/18 @ 100   $   758,948
----------------------------------------------------------------------------------------
                     ALABAMA - 2.3%
BBB          845     Courtland, AL Ind Dev Brd
                     Environ Imp Rev, AMT, Ser B,
                     6.25%, 08/01/25                        08/01/13 @ 100       743,921
Baa3       1,890     Courtland, AL Ind Dev Brd
                     Solid Waste Disp Rev, AMT,
                     6.00%, 08/01/29                        09/08/09 @ 101     1,541,503
----------------------------------------------------------------------------------------
                                                                               2,285,424
----------------------------------------------------------------------------------------
                     CALIFORNIA - 17.2%
A-         5,000     California Public Works Brd
                     Dept Mental Health Lease Rev, Ser A,
                     5.00%, 06/01/24                        06/01/14 @ 100     4,612,050
A          6,000     California Various Purpose Gen Oblig,
                     5.125%, 11/01/24                       11/01/13 @ 100     6,062,100
A-         2,500     Chula Vista, CA Ind Dev Rev, Ser B
                     AMT, 5.50% 12/01/21                    06/02/14 @ 102     2,445,125
BBB        2,065     Golden State Tobacco Securitization
                     Rev, Ser A-1, 5.00%, 06/01/33          06/01/17 @ 100     1,375,125
AAA        2,750     Golden State Tobacco Settlement
                     Rev, Ser B, 5.375%, 06/01/28
                     (Prerefunded @ 06/01/10)+              06/01/10 @ 100     2,862,640
----------------------------------------------------------------------------------------
                                                                              17,357,040
----------------------------------------------------------------------------------------
                     COLORADO - 6.5%
AA         4,500     Colorado Health Facs Auth Rev,
                     5.25%, 09/01/21
                     (Prerefunded @ 09/01/11)+              09/01/11 @ 100     4,921,470
BBB        2,000     Colorado Health Facs Auth Rev,
                     5.25%, 05/15/42                        05/15/17 @ 100     1,603,580
----------------------------------------------------------------------------------------
                                                                               6,525,050
----------------------------------------------------------------------------------------
                     DISTRICT OF COLUMBIA - 1.8%
Aaa        2,000     District of Columbia FHA Multi Family
                     Henson Ridge-Rmkt, AMT,
                     5.10%, 06/01/37 (FHA)                  06/01/15 @ 102     1,782,660
----------------------------------------------------------------------------------------
                     FLORIDA - 11.3%
AA-        1,000     Clearwater, FL Wtr & Swr Rev, Ser A,
                     5.25%, 12/01/39                        12/01/19 @ 100       968,970
NR         2,500     Highlands Co., FL Health Facs
                     Auth Rev, Ser B, 5.25%, 11/15/23
                     (Prerefunded @ 11/15/12)+              11/15/12 @ 100     2,808,100
A1         3,000     Highlands Co., FL Health Facs
                     Auth Rev, Ser D, 5.875%, 11/15/29
                     (Prerefunded @ 11/15/13)+              11/15/13 @ 100     3,509,160
A-         2,200     Miami-Dade Co., FL Aviation Rev, AMT,
                     5.00%, 10/01/38 (CIFG)                 10/01/15 @ 100     1,766,380
AAA        1,500     Miami-Dade Co., FL Sch Brd, Ser A,
                     5.375%, 02/01/34 (Assured Gty)         02/01/19 @ 100     1,513,860
BBB        1,000     Seminole Indian Tribe FL Rev, Ser A,
                     144A, 5.25%, 10/01/27                  10/01/17 @ 100       853,580
----------------------------------------------------------------------------------------
                                                                              11,420,050
----------------------------------------------------------------------------------------

RATING     PRINCIPAL                                            OPTIONAL
(S&P)*  AMOUNT (000) DESCRIPTION                         CALL PROVISIONS**         VALUE
----------------------------------------------------------------------------------------
                     ILLINOIS - 8.7%
AAA     $  1,115     Chicago O'Hare Intl Arpt Rev 3rd Lien,
                     Ser A-2, AMT, 5.50%, 01/01/16 (FSA)    01/01/14 @ 100   $ 1,156,355
A+         3,000     Illinois Dev Fin Auth Hosp Rev,
                     5.65%, 11/15/24
                     (Prerefunded @ 11/15/09)+              11/15/09 @ 101     3,073,200
Baa1       2,000     Illinois Fin Auth, Roosevelt Univ Rev,
                     5.50%, 04/01/37                        04/01/17 @ 100     1,840,440
A-         1,000     Illinois Fin Auth, Rush
                     Univ Med Ctr Rev,
                     Ser C, 6.375%, 11/01/29                05/01/19 @ 100     1,000,230
AA         1,965     Illinois Hsg Dev Auth Homeowner Mtg,
                     AMT, Ser A-2, 5.00%, 08/01/36          02/01/16 @ 100     1,714,600
----------------------------------------------------------------------------------------
                                                                               8,784,825
----------------------------------------------------------------------------------------
                     INDIANA - 2.0%
AA-        2,000     Indianapolis, IN Pub Impt Bond
                     Bank Wtrwks,
                     Ser A, 5.50%, 01/01/29                 01/01/19 @ 100     1,981,060
----------------------------------------------------------------------------------------
                     IOWA - 1.4%
BBB        2,000     Iowa Tobacco Settlement Auth,
                     Cap Apprec Asset Bkd, Ser B, 5.60%,
                     06/01/34                               06/01/17 @ 100     1,371,640
----------------------------------------------------------------------------------------
                     KENTUCKY - 1.0%
Aa3        1,000     Kentucky Eco Dev Fin Auth Hosp Fac Rev,
                     Baptist Hlthcr Sys, Ser A,
                     5.625%, 08/15/27                       08/15/18 @ 100     1,040,800
----------------------------------------------------------------------------------------
                     LOUISIANA - 6.8%
BBB        1,000     De Soto Parish, LA Environ Imp
                     Rev, AMT, Ser A, 5.85%, 11/01/27       11/01/13 @ 100       817,480
AA-        1,000     East Baton Rouge Parish, LA Swr Commn
                     Rev, Ser A, 5.25%, 02/01/34            02/01/19 @ 100     1,007,420
BB         3,000     Louisiana Govt, Environ Facs & Comnty
                     Dev Auth Rev, 6.75%, 11/01/32          11/01/17 @ 100     2,499,900
BBB+       3,000     St. John Baptist Parish, LA
                     Marathon Oil Corp., Ser A,
                     5.125%, 06/01/37                       06/01/17 @ 100     2,536,380
----------------------------------------------------------------------------------------
                                                                               6,861,180
----------------------------------------------------------------------------------------
                     MARYLAND - 0.9%
BBB-       1,000     Maryland Health & Hgr Ed
                     Facs Auth Rev,
                     5.75%, 01/01/38                        01/01/18 @ 100       875,390
----------------------------------------------------------------------------------------
                     MASSACHUSETTS - 1.9%
AA-        1,000     Massachusetts Housing Fin Agency,
                     AMT, 5.10%, 12/01/27                   06/01/17 @ 100       982,410
AA         1,000     Massachusetts Housing Fin Agency,
                     AMT, Ser 134, 5.60%, 12/01/38          06/01/18 @ 100       967,770
----------------------------------------------------------------------------------------
                                                                               1,950,180
----------------------------------------------------------------------------------------
                     MICHIGAN - 5.2%
AAA        1,000     Detroit, MI Sewer Disp Rev,
                     Sr Lien, Ser B, 7.50%, 07/01/33 (FSA)  07/01/19 @ 100     1,161,080
AAA        1,000     Detroit, MI Wtr Supply Sys Rev,
                     2nd Lien, Ser B,
                     7.00%, 07/01/36 (FSA)                  07/01/19 @ 100     1,109,280
BBB        1,000     Michigan Strategic Fund Ltd
                     Oblig Rev Adj Ref,
                     Dow Chemical, Ser B-1, 6.25%, 06/01/14            N/A     1,030,870
A-         2,000     Michigan Strategic Fund Ltd Oblig
                     Rev Ref, Ser C, 5.45%, 09/01/29        09/01/11 @ 100     1,975,880
----------------------------------------------------------------------------------------
                                                                               5,277,110
----------------------------------------------------------------------------------------
See notes to financial statements.


10 | Annual Report | July 31, 2009


MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |
PORTFOLIO OF INVESTMENTS continued


RATING     PRINCIPAL                                            OPTIONAL
(S&P)*  AMOUNT (000) DESCRIPTION                         CALL PROVISIONS**         VALUE
----------------------------------------------------------------------------------------
                     MISSISSIPPI - 0.9%
BBB     $  1,000     Warren County, MS Gulf Opp Zone,
                     Intl Paper Co., Ser A,
                     6.50%, 09/01/32                        09/01/18 @ 100   $   928,970
----------------------------------------------------------------------------------------
                     NEBRASKA - 2.7%
A-         3,000     Public Power Generation Agency,
                     Whelan Energy Ctr Unit 2, 5.00%,
                     01/01/41 (AMBAC)                       01/01/17 @ 100     2,744,130
----------------------------------------------------------------------------------------
                     NEVADA - 5.4%
A          5,410     Henderson, NV Health Care Fac Rev,
                     Ser A, 5.625%, 07/01/24                07/01/14 @ 100     5,410,811
----------------------------------------------------------------------------------------
                     NEW YORK - 21.1%
A-         2,750     Long Island, NY Power Auth Rev, Ser A,
                     5.10%, 09/01/29                        09/01/14 @ 100     2,719,255
AA-        4,000     Metropolitan Trans Auth Rev, Ser A,
                     5.125%, 01/01/24                       07/01/12 @ 100     4,103,360
B-           750     New York City Indl Dev Rev, JFK
                     Intl Arpt, Ser A, AMT, 8.00%, 08/01/12            N/A       723,503
B-           500     New York City Indl Dev Rev,
                     American Airlines
                     JFK Intl Arpt, AMT, 7.50%, 08/01/16               N/A       425,415
BB+        1,000     New York Dorm Auth Rev, NYU Hosp Ctr,
                     Ser B, 5.25%, 07/01/24                 07/01/17 @ 100       930,450
AA         2,250     New York, NY Gen Oblig, Ser J,
                     5.00%, 05/15/23                        05/15/14 @ 100     2,298,690
A+         1,750     New York Muni Bond Bank Agy Special
                     School Purpose Rev, Ser C,
                     5.25%, 12/01/22                        06/01/13 @ 100     1,800,452
AA-        4,000     New York Tobacco Settlement Funding
                     Corp, Ser A1, 5.50%, 06/01/19          06/01/13 @ 100     4,181,600
A-         5,000     Suffolk Co, NY Ind Dev Agy Rev, AMT,
                     5.25%, 06/01/27                        06/01/13 @ 100     4,094,250
----------------------------------------------------------------------------------------
                                                                              21,276,975
----------------------------------------------------------------------------------------
                     NORTH CAROLINA - 3.7%
BBB+       1,000     North Carolina Eastern Muni Power Agy
                     Sys Rev Ref, Ser D, 5.125%, 01/01/23   01/01/13 @ 100     1,006,930
BBB+       1,000     North Carolina Eastern Muni Power Agy
                     Sys Rev Ref, Ser D, 5.125%, 01/01/26   01/01/13 @ 100       991,740
AA         1,775     North Carolina Housing
                     Fin Agy Rev, AMT,
                     Ser 14A, 5.35%, 01/01/22 (AMBAC)       07/01/11 @ 100     1,785,437
----------------------------------------------------------------------------------------
                                                                               3,784,107
----------------------------------------------------------------------------------------
                     OHIO - 11.7%
BBB        1,150     Buckeye OH, Tobacco Settlement
                     Turbo Rev, Ser A-2,
                     5.875%, 06/01/30                       06/01/17 @ 100       800,665
BBB        2,000     Buckeye OH, Tobacco Settlement
                     Turbo Rev, Ser A-2,
                     5.75%, 06/01/34                        06/01/17 @ 100     1,279,920
AA-        3,000     Cuyahoga Co., OH Rev Ref, Ser A,
                     6.00%, 01/01/20                        07/01/13 @ 100     3,167,070
AA-        5,000     Lorain Co., OH Hosp Rev Ref, Ser A,
                     5.25%, 10/01/33                        10/01/11 @ 101     4,555,550
BBB        1,000     Ohio Air Quality Dev Auth Rev Ref,
                     5.70%, 02/01/14                                   N/A     1,038,810


RATING     PRINCIPAL                                            OPTIONAL
(S&P)*  AMOUNT (000) DESCRIPTION                         CALL PROVISIONS**         VALUE
----------------------------------------------------------------------------------------
                     OHIO (CONTINUED)
BBB     $  1,000     Ohio Air Quality Dev Auth Rev Ref,
                     5.625%, 06/01/18                                  N/A   $ 1,013,440
----------------------------------------------------------------------------------------
                                                                              11,855,455
----------------------------------------------------------------------------------------
                     OKLAHOMA - 2.9%
A          3,525     Oklahoma Dev Fin Auth Rev,
                     5.00%, 02/15/42                        02/15/17 @ 100     2,976,580
----------------------------------------------------------------------------------------
                     OREGON - 1.0%
BBB        1,000     Gilliam Cnty, OR Solid Waste Disp Rev,
                     AMT, 6.00%, 08/01/25 (1)                          N/A     1,014,910
----------------------------------------------------------------------------------------
                     PENNSYLVANIA - 6.8%
BBB        2,340     Pennsylvania Higher Education
                     Facs Auth Rev,
                     5.25%, 05/01/23                        05/01/13 @ 100     2,197,939
BBB+       2,000     Pennsylvania State Higher Education,
                     5.00%, 07/15/39                        07/15/15 @ 100     1,653,960
BBB        1,000     Pennsylvania State Higher Education,
                     5.00%, 05/01/37                        11/01/17 @ 100       828,220
AA-        1,000     Pennsylvania State Higher Education,
                     U of PA Health Sys, Ser B,
                     6.00%, 08/15/26                        08/15/18 @ 100     1,088,590
AAA        1,110     Philadelphia, PA Gen Oblig Ref, Ser A,
                     5.375%, 08/01/30 (Assured Gty)         08/01/19 @ 100     1,103,773
----------------------------------------------------------------------------------------
                                                                               6,872,482
----------------------------------------------------------------------------------------
                     RHODE ISLAND - 2.0%
AAA        1,300     Rhode Island Convention Ctr Auth
                     Rev Ref, Ser A, 5.50%, 05/15/27
                     (Assured GTY)                          05/15/19 @ 100     1,332,487
BBB        1,000     Rhode Island Tobacco Settlement
                     Financing Corp, Ser A,
                     6.25%, 06/01/42                        06/01/12 @ 100       730,070
----------------------------------------------------------------------------------------
                                                                               2,062,557
----------------------------------------------------------------------------------------
                     SOUTH CAROLINA - 3.3%
AAA        2,500     Florence Co., SC Hosp Rev, Ser A,
                     5.25%, 11/01/27 (FSA)                  11/01/14 @ 100     2,554,850
BBB        1,000     Georgetown Co., SC Environ Imp Rev,
                     AMT, Ser A, 5.30%, 03/01/28            03/01/14 @ 100       791,850
----------------------------------------------------------------------------------------
                                                                               3,346,700
----------------------------------------------------------------------------------------
                     SOUTH DAKOTA - 5.5%
AAA        5,000     South Dakota Hsg Dev Auth, Ser K, AMT,
                     5.05%, 05/01/36                        11/01/15 @ 100     4,423,900
AA-        1,200     South Dakota St Hlth & Edl Fac, Ser A
                     5.25%, 11/01/34                        11/01/14 @ 100     1,111,476
----------------------------------------------------------------------------------------
                                                                               5,535,376
----------------------------------------------------------------------------------------
                     TENNESSEE - 2.2%
BBB+       2,500     Knox Co., TN Health Edl & Hsg
                     Facs Brd Rev 5.25%, 04/01/27           04/01/17 @ 100     2,244,600
----------------------------------------------------------------------------------------
                     TEXAS - 16.2%
Aaa        2,000     Bexar Co., TX Hsg Fin, AMT,
                     5.20%, 10/20/34 (GNMA/FHA)             10/20/14 @ 100     1,905,440
AAA        2,500     Houston, TX Utility System,
                     First Lien Rev Ref, Ser A,
                     5.00%, 11/15/33 (FSA)                  11/15/17 @ 100     2,511,600
A          2,000     Lower Colorado River Auth
                     Tex Rev, Ser A,
                     6.25%, 05/15/28                        05/15/18 @ 100     2,162,400


See notes to financial statements.

                                              Annual Report | July 31, 2009 | 11


MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |
PORTFOLIO OF INVESTMENTS continued

RATING     PRINCIPAL                                            OPTIONAL
(S&P)*  AMOUNT (000) DESCRIPTION                         CALL PROVISIONS**         VALUE
----------------------------------------------------------------------------------------
                     TEXAS (CONTINUED)
BBB+    $  1,885     Matagorda Co., TX Nav Dist No.1
                     Rev, AMT,
                     5.125%, 11/01/28 (AMBAC) (1)                      N/A   $ 1,534,824
A-         2,000     North TX, Tollway Auth Rev, Ser A,
                     5.625%, 01/01/33                       01/01/18 @ 100     1,965,420
A-         1,000     North TX, Tollway Auth Rev, Ser L-2,
                     6.00%, 01/01/38 (1)                    01/01/13 @ 100     1,049,080
AAA        2,325     Pampa, TX Indep School
                     Dist, 5.00%, 08/15/36 (PSF)            08/15/17 @ 100     2,357,178
BBB+       2,100     San Leanna Ed Facs Corp Higher
                     Ed Rev, 5.125%, 06/01/36               06/01/17 @ 100     1,838,634
AAA        1,000     Tarrant Cnty, TX Cult Ed Facs Rev,
                     Ser A, 5.75%, 07/01/18 (Assured Gty)              N/A     1,083,210
----------------------------------------------------------------------------------------
                                                                              16,407,786
----------------------------------------------------------------------------------------
                     VIRGINIA - 1.3%
BBB+       1,250     Washington Co., VA Indl Dev Auth
                     Hosp Fac Rev,
                     Ser C, 7.50%, 07/01/29                 01/01/19 @ 100     1,327,787
----------------------------------------------------------------------------------------
                     WASHINGTON - 1.0%
AA+        1,000     Tes Properties, WA Rev,
                     5.625%, 12/01/38                       06/01/19 @ 100       997,770
----------------------------------------------------------------------------------------
                     WEST VIRGINIA - 3.2%
AAA        3,205     West Virginia Housing Dev Fund Rev,
                     Ser D, 5.20%, 11/01/21                 05/01/11 @ 100     3,227,435
----------------------------------------------------------------------------------------
                     WISCONSIN - 1.2%
AA         1,250     Wisconsin State Health & Ed Facs Rev,
                     Ser A, 5.00%, 11/15/36                 11/15/16 @ 100     1,185,612
----------------------------------------------------------------------------------------
                     WYOMING - 5.9%
BBB        4,000     Sweetwater Co., WY Solid
                     Waste Disp Rev,
                     AMT, 5.60%, 12/01/35                   12/01/15 @ 100     3,272,920
AA+        3,100     Wyoming Cmnty Dev Auth Hsg Rev,
                     Ser 7, AMT, 5.10%, 12/01/38            12/01/16 @ 100     2,733,146
----------------------------------------------------------------------------------------
                                                                               6,006,066
----------------------------------------------------------------------------------------
                     TOTAL MUNICIPAL BONDS & NOTES - 165.8%
                     (Cost $173,051,407)                                     167,477,466
----------------------------------------------------------------------------------------

RATING   REDEMPTION
(S&P)*  VALUE (000)  DESCRIPTION                                                   VALUE
----------------------------------------------------------------------------------------
                     PREFERRED SHARES - 2.0%
Aaa     $  2,000     Centerline Equity Issuer Trust, AMT, Ser A-4-1,
                     5.75%, 05/15/15 (remarketing), 144A
                     (Cost $2,000,000)                                         1,982,460
----------------------------------------------------------------------------------------
                     TOTAL LONG-TERM INVESTMENTS - 167.8%
                     (Cost $175,051,407)                                     169,459,926
----------------------------------------------------------------------------------------

       NUMBER OF
          SHARES     DESCRIPTION                                                   VALUE
----------------------------------------------------------------------------------------
                     Short-Term Investments - 0.1%
                     Money Market Fund - 0.1%
         150,111     JP Morgan Tax Free Money Market
                     (Cost $150,111)                                        $    150,111
----------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS - 167.9%
                     (Cost $175,201,518)                                     169,610,037
                     Other assets in excess of liabilities - 0.8%                855,790
                     Preferred Shares, at redemption value -
                     (-68.7% of Net Assets Applicable to Common
                     Shareholders or -40.9% of Total Investments)            (69,450,000)
----------------------------------------------------------------------------------------
                     NET ASSETS APPLICABLE TO
                     COMMON SHAREHOLDERS - 100.0% (2)                       $101,015,827
========================================================================================

* For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. or Fitch Ratings is provided. (unaudited)

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

+ This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(1) Step-up security. Security is a step-up bond where the coupon increases or steps up at a predetermined date. Rate shown reflects the rate in effect on July 31, 2009.

(2) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AMBAC - Insured by Ambac Assurance Corporation

AMT - Alternative Minimum Tax

Assured Gty - Insured by Assured Guaranty

CIFG - Insured by CIFG Assurance NA

FHA - Guaranteed by Federal Housing Administration

FSA - Insured by Financial Security Assurance, Inc.

GNMA - Guaranteed by Ginnie Mae

PSF - Guaranteed by Texas Permanent School Fund

144A - Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009 these securities amounted to $2,836,040 which represents 2.8% of net assets applicable to common shareholders.


See notes to financial statements.

12 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of ASSETS AND LIABILITIES | JULY 31, 2009

ASSETS
   Investments, at value (cost $175,201,518)                                                      $169,610,037
   Interest receivable                                                                               2,150,878
   Receivable for securities sold                                                                    1,991,292
   Other assets                                                                                         25,891
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 173,778,098
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                  3,052,923
   Investment advisory fee payable                                                                      37,705
   Dividends payable - preferred shareholders                                                           29,122
   Servicing agent fee payable                                                                          25,137
   Custodian bank                                                                                        9,675
   Administration fee payable                                                                            3,562
   Accrued expenses and other liabilities                                                              154,147
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              3,312,271
--------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
      $.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
      issued and outstanding at $25,000 per share liquidation preference                            69,450,000
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $101,015,827
==============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.001 par value per share; unlimited number of shares authorized,
   7,935,591 shares issued and outstanding                                                        $      7,936
   Additional paid-in capital                                                                      112,471,279
   Net unrealized depreciation on investments                                                       (5,591,481)
   Accumulated undistributed net investment income                                                   1,269,194
   Accumulated net realized loss on investments                                                     (7,141,101)
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $101,015,827
==============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 7,935,591 common shares outstanding)  $      12.73
==============================================================================================================

See notes to financial statements.

                                              Annual Report | July 31, 2009 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


Statement of OPERATIONS | FOR THE YEAR ENDED JULY 31, 2009

INVESTMENT INCOME
   Interest                                                                                        $ 9,520,961
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                      $    635,284
   Servicing agent fee                                                               423,522
   Professional fees                                                                 248,000
   Auction agent fees - preferred shares                                             189,848
   Fund accounting                                                                    60,046
   Trustees' fees and expenses                                                        48,925
   Administrative fee                                                                 44,795
   Printing expenses                                                                  35,421
   NYSE listing fee                                                                   21,170
   Transfer agent fee                                                                 18,807
   Custodian fee                                                                      18,108
   Insurance                                                                          15,643
   Line of credit fee                                                                    488
   Other                                                                              28,767
--------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                    1,788,824
   Investment advisory fees waived                                                                    (207,689)
   Servicing agent fees waived                                                                        (138,459)
--------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                      1,442,676
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          8,078,285
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Investments                                                                                     (663,855)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                   (3,211,719)
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments                                                  (3,875,574)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                            (1,920,054)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS             $ 2,282,657
==============================================================================================================

See notes to financial statements.

14 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of CHANGES IN NET ASSETS |

                                                                                     FOR THE           FOR THE
                                                                                  YEAR ENDED        YEAR ENDED
                                                                               JULY 31, 2009     JULY 31, 2008
--------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS:
   Net investment income                                                        $  8,078,285      $  7,865,929
   Net realized gain (loss) on investments and swaptions                            (663,855)       (4,116,820)
   Net change in unrealized appreciation (depreciation) on
      investments and swaptions                                                   (3,211,719)       (4,317,189)
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM
NET INVESTMENT INCOME                                                             (1,920,054)       (2,731,245)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders
   resulting from operations                                                       2,282,657        (3,299,325)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                          (5,792,982)       (4,951,809)
--------------------------------------------------------------------------------------------------------------
   Total change in net assets applicable to common shareholders                   (3,510,325)       (8,251,134)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
   Beginning of period                                                           104,526,152       112,777,286
--------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of
      $1,269,194 and $903,945, respectively.)                                   $101,015,827      $104,526,152
==============================================================================================================

See notes to financial statements.


                                              Annual Report | July 31, 2009 | 15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial HIGHLIGHTS |

                                                                    FOR THE      FOR THE      FOR THE       FOR THE      FOR THE
                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
PER SHARE OPERATING PERFORMANCE FOR ONE COMMON SHARE               JULY 31,     JULY 31,     JULY 31,      JULY 31,     JULY 31,
OUTSTANDING THROUGHOUT EACH PERIOD                                     2009         2008         2007          2006         2005
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.17   $    14.21   $    14.25   $     14.68  $     13.83
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                                  1.02         0.99         0.95          0.90         0.92
Net realized and unrealized gain/(loss) on investments
   and swaptions transactions                                         (0.49)       (1.06)       (0.10)        (0.41)        0.87
Distributions to preferred shareholders from net investment income
   (common share equivalent basis)                                    (0.24)       (0.35)       (0.31)        (0.27)       (0.16)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.29        (0.42)        0.54          0.22         1.63
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM NET INVESTMENT INCOME       (0.73)       (0.62)       (0.58)        (0.65)       (0.78)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    12.73   $    13.17   $    14.21   $     14.25  $     14.68
================================================================================================================================
MARKET VALUE, END OF PERIOD                                      $    11.87   $    11.73   $    12.63   $     12.29  $     13.15
================================================================================================================================
TOTAL INVESTMENT RETURN (a)
   Net asset value                                                     2.83%       -3.07%        3.80%         1.57%       12.03%
   Market value                                                        8.65%       -2.29%        7.93%        -1.60%        6.47%
RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                               $101,016     $104,526     $112,777      $113,044     $116,511
Ratio of expenses to average net assets (excluding interest
   expense on floating rate note obligations and
   net of fee waivers) (b)                                             1.54%        1.27%        1.28%         1.63%        1.53%
Ratio of expenses to average net assets (excluding interest
   expense on floating rate note obligations and excluding
   fee waivers) (b)                                                    1.91%        1.61%        1.62%         1.89%        1.77%
Ratio of expenses to average net assets (including interest
   expense on floating rate note obligations(c) and net of
   fee waivers) (b)                                                    1.54%        1.32%        1.44%         1.63%        1.53%
Ratio of expenses to average net assets (including interest
   expense on floating rate note obligations(c) and excluding
   fee waivers) (b)                                                    1.91%        1.66%        1.78%         1.89%        1.77%
Ratio of net investment income to average net assets (b)               8.65%        7.15%        6.56%         6.21%        6.34%
Portfolio turnover                                                       21%          29%           4%           21%          15%
Preferred shares, at redemption value ($25,000 per share
   liquidation preference) (thousands)                              $69,450      $69,450      $69,450      $ 69,450     $ 69,450
Preferred shares asset coverage per share                           $61,363      $62,626      $65,597      $ 65,693     $ 66,941
Asset coverage per $1,000 of indebtedness (d)                           N/A          N/A      $37,445           N/A          N/A

N/A  Not applicable.

(a) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(c) See Note 1 of the Notes to Financial Statements for more information on floating rate note obligations.

(d) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.


16 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to FINANCIAL STATEMENTS | JULY 31, 2009


Note 1 - ORGANIZATION & ACCOUNTING POLICIES:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

SECURITIES VALUATION: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

For those securities whose quotations or prices are not available via the pricing service, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the issuer's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). The Fund adopted FAS 157 effective on August 1, 2008. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. The Fund adopted FSP 157-4 effective on July 31, 2009. The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of July 31, 2009:


VALUATIONS (IN $000S)                LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
--------------------------------------------------------------------------------
DESCRIPTION
Assets:
Preferred Shares                        $  -     $  1,982         $ -   $  1,982
Municipal Bonds                            -      167,478           -    167,478
Money Market Funds                       150            -           -        150
--------------------------------------------------------------------------------
Total                                   $150     $169,460         $ -   $169,610
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the


                                              Annual Report | July 31, 2009 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS continued



dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At July 31, 2009, the Fund had no outstanding investments in floating rate notes purchased through a transfer of a fixed rate bond to a dealer trust.

USE OF ESTIMATES: The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Effective July 31, 2009, the Fund adopted Statement of Financial Accounting Standards No. 165 ("SFAS No. 165"), "Subsequent Events". SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through September 21, 2009, which is the date the financial statements were issued.

Note 2 - AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser is responsible for the daily management of the Fund's portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund's Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily managed assets. ("Managed Assets" represent the Fund's total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. These waivers are voluntary in nature and can be discontinued or increased at the Adviser's discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. These waivers are voluntary in nature and can be discontinued or increased at the Servicing Agent's discretion.

Under a separate Fund Administration agreement, Claymore Advisors, LLC, an affiliate of the Servicing Agent, provides fund administration services to the Fund. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%
--------------------------------------------------------------------------------
For the year ended July 31, 2009, the Fund incurred approximately $45,000 in fund administration fees.

On July 17, 2009, Claymore Group Inc., the parent of the Servicing Agent, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Consummation of this transaction will result in the automatic termination of the Servicing Agent Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new servicing agent agreement with the Servicing Agent, to become effective upon the consummation of the transaction. This new servicing agent agreement will be subject to the approval of the Board of Trustees.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers who are officers of the aforementioned firms.

Note 3 - INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2009, aggregated $35,951,982 and $34,206,517, respectively.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.


18 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS continued


Information on the tax components of investments as of July 31, 2009 is as follows:

     COST OF
 INVESTMENTS            GROSS TAX           GROSS TAX        NET TAX UNREALIZED
     FOR TAX           UNREALIZED          UNREALIZED           DEPRECIATION ON
    PURPOSES         APPRECIATION        DEPRECIATION               INVESTMENTS
--------------------------------------------------------------------------------
$175,234,728           $4,017,646         ($9,642,337)              ($5,624,691)
--------------------------------------------------------------------------------
The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2009, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                                                    ACCUMULATED      UNREALIZED
              UNDISTRIBUTED       UNDISTRIBUTED     CAPITAL AND   APPRECIATION/
          TAX-EXEMPT INCOME     ORDINARY INCOME    OTHER LOSSES   (DEPRECIATION)
--------------------------------------------------------------------------------
2009             $1,317,546                  $-     ($7,156,243)    ($5,624,691)
--------------------------------------------------------------------------------
The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2009 are due to investments in partnerships/trusts.

As of July 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $6,782,056 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $1,384,327 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017.

Distributions paid to shareholders during the tax years ended July 31, 2009 and 2008 were characterized as follows for tax purposes:

                 TAX EXEMPT            ORDINARY       LONG-TERM            TOTAL
                     INCOME              INCOME    CAPITAL GAIN    DISTRIBUTIONS
--------------------------------------------------------------------------------
2009             $7,577,820            $135,216             $ -       $7,713,036
2008             $7,666,751            $ 16,303             $ -       $7,683,054
--------------------------------------------------------------------------------
Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2009, the Fund incurred and will elect to defer $374,187 as post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - DERIVATIVES:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. The Fund adopted SFAS No. 161 effective January 31, 2009.

The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation section. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date. At July 31, 2009, the Fund had no swaptions outstanding.

The adoption of SFAS No. 161 had no impact to the financial statements as the Fund did not hold derivative instruments during the year ended July 31, 2009.

Note 6 - CAPITAL:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at July 31, 2009, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the years ended July 31, 2009 or 2008.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares ("AMPS"), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2009, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.

The range of dividend rates on the Fund's AMPS for the year ended July 31, 2009, were as follows:

SERIES                  LOW          HIGH      AT 7/31/09      NEXT AUCTION DATE
--------------------------------------------------------------------------------
M7                    1.488%       10.377%         1.571%                8/03/09
W28                   1.515%        7.912%         1.515%                8/12/09
--------------------------------------------------------------------------------
The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common


                                              Annual Report | July 31, 2009 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS continued


shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 7 - BORROWINGS:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2009 there was no outstanding balance in connection with the Fund's uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2009 was $45,263 with a related weighted average interest rate of 1.08%.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - RECENT ACCOUNTING PRONOUNCEMENTS:

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162" ("SFAS 168"). SFAS 168 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification TM" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the Fund's financial statements.

Note 10 - SUBSEQUENT EVENTS:

DIVIDEND DECLARATIONS - COMMON SHAREHOLDERS
The Fund has declared the following dividends to common shareholders:

RATE PER        DECLARATION         EX-DIVIDEND           RECORD         PAYABLE
   SHARE               DATE                DATE             DATE            DATE
--------------------------------------------------------------------------------
$ 0.075             8/03/09             8/12/09          8/14/09         8/31/09
$ 0.075             9/01/09             9/11/09          9/15/09         9/30/09
--------------------------------------------------------------------------------


20 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended July 31, 2005, were audited by other auditors whose report dated September 27, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund at July 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 21, 2009


                                              Annual Report | July 31, 2009 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year end (July 31, 2009) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2009 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 1.98% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore the Fund designated $7,577,820 as tax-exempt income.

Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Fund's tax year ended July 31, 2009. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2010, an allocation of interest by state will be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

TRUSTEES

The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

                                                                                        NUMBER OF
NAME, ADDRESS*, YEAR OF    TERM OF OFFICE**    PRINCIPAL OCCUPATION DURING              PORTFOLIOS IN THE
BIRTH AND POSITION(S)      AND LENGTH OF       THE PAST FIVE YEARS AND                  FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT       TIME SERVED         OTHER AFFILIATIONS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2006          Private Investor (2001-present).         43                    None
Year of Birth: 1951                            Formerly, Senior Vice President &
Trustee                                        Treasurer, PepsiCo., Inc.
                                               (1993-1997), President, Pizza Hut
                                               International (1991-1993) and
                                               Senior Vice President, Strategic
                                               Planning and New Business
                                               Development (1987-1990) of PepsiCo,
                                               Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2003          Partner of Nyberg & Cassioppi, LLC,      46                    None
Year of Birth: 1953                            a law firm specializing in
Trustee                                        corporate law, estate planning and
                                               business transactions
                                               (2000-present). Formerly, Executive
                                               Vice President, General Counsel and
                                               Corporate Secretary of Van Kampen
                                               Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2003          Retired. Formerly, Vice President,       43                    None
Year of Birth: 1958                            Manager and Portfolio Manager of
Trustee                                        Nuveen Asset Management
                                               (1998-1999), Vice President of
                                               Nuveen Investment Advisory Corp.
                                               (1992-1999), Vice President and
                                               Manager of Nuveen Unit Investment
                                               Trusts (1991-1999), and Assistant
                                               Vice President and Portfolio
                                               Manager of Nuveen Unit Investment
                                               Trusts (1988-1999), each of John
                                               Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso+         Since 2003          President of MBIA Asset Management       1                     None
113 King Street                                LLC & MBIA Capital Management
Armonk, NY 10504                               Corp.; Chief Investment Officer,
Year of Birth: 1961                            MBIA Insurance Corp.
Trustee and President
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++         Since 2003          Attorney. Formerly, Senior Managing      43                    None
Year of Birth: 1965                            Director and Chief Administrative
Trustee                                        Officer (2007-2008) and General
                                               Counsel (2001-2007) of Claymore
                                               Advisors, LLC and Claymore
                                               Securities, Inc. (2001-2008).
                                               Formerly, Assistant General
                                               Counsel, John Nuveen and Company,
                                               Inc. (1999-2000). Formerly Vice
                                               President and Associate General
                                               Counsel of Van Kampen Investments,
                                               Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Corso is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Corp., the Fund's Investment Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his former position as an officer of, and his equity ownership in, Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.


22 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


PRINCIPAL EXECUTIVE OFFICERS

The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                         Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief
Chief Executive Officer                                     Executive Officer of certain other funds in the Fund Complex.
                                                            Formerly, Managing Director of Research, Nuveen Asset Management
                                                            (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008              Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                                         Advisors, LLC, Claymore Securities, Inc. and Claymore Group Inc.
Chief Legal Officer                                         (2007-present). Chief Legal Officer of certain other funds in the
                                                            Fund Complex. Formerly, Associate General Counsel and Assistant
                                                            Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                         Securities, Inc. (2005-present). Chief Financial Officer of
Chief Financial Officer,                                    Claymore Group Inc. (2005-2006). Managing Director of Claymore
Chief Accounting  Officer                                   Advisors, LLC and Claymore Securities, Inc. (2003-2005).
and Treasurer                                               Treasurer of Henderson Global Funds and Operations Manager for
                                                            Henderson Global Investors (North America) Inc., (2002-2003);
                                                            Managing Director, FrontPoint Partners LLC (2001-2002); Vice
                                                            President, Nuveen Investments (1999-2001); Chief Financial
                                                            Officer, Skyline Asset Management LP, (1999); Vice President, Van
                                                            Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006              Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                         (2005-present). Secretary of certain funds in the Fund Complex.
Secretary                                                   Previously, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President - Fund Compliance Officer of Claymore Group, Inc. (2006 -
Year of Birth: 1957                                         present). Previously, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                    of Harris Investment Management, Inc. (2003-2006). Director -
                                                            Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey S. MacDonald                Since 2007              Director of Advisory Services Portfolio Management, MBIA Asset
113 King Street                                             Management (2007-present). Formerly, Vice President and Portfolio
Armonk, NY 10504                                            Manager, Hartford Investment Management Company (2005-2007); Fixed
Year of Birth: 1970                                         Income Portfolio Analyst, Wellington Management Company (2000-2004).
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Leonard I. Chubinsky                Since 2003              General Counsel and Secretary, MBIA Asset Management LLC & MBIA Capital
113 King Street                                             Management Corp.; Deputy General Counsel, MBIA Insurance Corp.
Armonk, NY 10504
Year of Birth: 1948
Assistant Secretary and
Assistant Vice President
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each officer unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                              Annual Report | July 31, 2009 | 23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Investment Advisory Agreement CONTRACT RE-APPROVAL


On April 20, 2009, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") met to consider the renewal of the investment advisory agreement ("Advisory Agreement") between the Fund and MBIA Capital Management Corp. (the "Adviser"). The Board reviewed materials received from the Adviser, Claymore Securities, Inc. ("Claymore Securities"), the servicing agent of the Fund, Claymore Advisors, LLC ("Claymore Advisors" and, together with Claymore Securities, "Claymore"), the administrator of the Fund, the Fund and independent legal counsel with respect to contract renewal. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Claymore. The Adviser and Claymore provided extensive information in response to that request. In executive sessions on March 23, 2009 and April 20, 2009, the Independent Trustees met to discuss the information provided by the Adviser and Claymore. On the basis of that meeting and in consultation with independent legal counsel, the Independent Trustees sent a formal request for additional information to the Adviser and Claymore. The Adviser and Claymore supplemented their initial responses with additional information to the satisfaction of the Independent Trustees.

Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser; information comparing the investment performance of the Fund to a peer group of closed-end funds selected by the Adviser and Claymore with similar characteristics to the Fund including, but not limited to, investment objectives and strategies, effective duration targets, assets under management, the use of leverage and the lack of a termination date (the "Adviser Performance Peer Group"); information comparing the advisory fees and expense rations of a group of funds selected by the Adviser and Claymore with assets under management, the use of leverage and the lack of a termination date similar to the Fund (the "Adviser Expense Peer Group"); and information about the Adviser's profitability and the effectiveness of the compliance program adopted by the Adviser.

Based upon their review, the Independent Trustees and the Board concluded that it was in the best interests of the Fund to renew the Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. This summary describes the most important, but not all, of the factors considered by the Board.

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board considered the Adviser's response to various inquiries, including regulatory and legal issues, the Adviser's Form ADV, financial information regarding the Adviser and the financial support provided to the Fund in the form of a fee waiver. The Board also considered the key personnel available to manage the portfolio. The Board considered the Adviser's ability to achieve the Fund's investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility, and noted the Fund's current monthly distribution of $0.061 per share represented an annual distribution rate of 7.34% based on the Fund's market price as of March 31, 2009 (or 11.30% taxable equivalent yield for taxpayers in the 35% tax bracket). The Board also noted that the Fund's monthly distribution rate has been increased twice since September 2007, from $0.0525 to $0.061, a total increase of 16%.

In considering investment performance, the Board reviewed the Fund's performance relative to the Barclays General Municipal Index and the Barclays 15 Year Municipal Index ("Barclays Indices") and the Adviser Performance Peer Group. The Board reviewed the Fund's total return on a new asset value basis for the six months ended January 31, 2009 and the one-year, three-year and since inception periods ended July 31, 2008. It was noted that the Fund underperformed the Barclays Indices and the Adviser Performance Peer Group for all periods ended July 31, 2008. In addition, the Board reviewed the Fund's performance during the period since Mr. Jeffrey MacDonald became a portfolio manager of the Fund. Specifically, the Board reviewed the Fund's total return on a net asset value basis for the three-months, six-months and thirteen-months ended March 31, 2009. The Board noted that the Fund outperformed the Barclays Indices on a net asset value basis for the three-months ended March 31, 2009 and outperformed the Adviser Performance Peer Group on a net asset value basis for the three-months, six-months and thirteen-months ended March 31, 2009.

The Board considered the Adviser's statement that the Fund's portfolio composition is defensive in nature and that pursuant to the Fund's prospectus, the Fund holds an investment grade portfolio and had used an active hedging strategy to help protect the portfolio against significant rises in interest rates (the "Hedging Strategy") before the Hedging Strategy was terminated in March 2008. The Board noted the Adviser's recommendation that the reinstitution of the Hedging Strategy was not warranted in the current interest rate environment. They also noted that the Adviser does not currently anticipate resuming the Hedging Strategy, although it retains the flexibility to do so.

The Board then considered the Fund's fees and expenses. In reviewing the Fund's advisory fees, the Board factored in the administration fee paid to Claymore Advisors and the servicing fee paid to Claymore Securities since those functions are typically included in the advisory fees of the Adviser Expense Peer Group. The Board also compared the Fund's administration fees and servicing fees paid to the Claymore Advisors and Claymore Securities, respectively, to similar fees received by Claymore from certain of their other institutional clients. The Board noted that the Adviser does not manage any other institutional accounts with a mandate similar to that of the Fund. In addition, the Board compared the administration fee paid to Claymore Advisors to the fees that would be charged for similar services provided by an alternate service provider. The Board noted that the Adviser and Claymore Securities were waiving a portion of their contractual fees until September 1, 2009 and had agreed to additional voluntary fee waivers. At the request of the Board, the Adviser and Claymore Securities entered into an agreement with the Fund to extend these waivers until June 2010. While the contractual fees were higher than the Adviser Expense Peer Group, after giving effect to these waivers, the Board noted that the combined advisory, administration and servicing fees were within a reasonable range of the average advisory fee (net of waivers) of the Adviser Expense Peer Group.

With respect to the profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurred in providing the services to the Fund. The Board noted that the Adviser was earning a reasonable profit from its relationship with the Fund.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.


OVERALL CONCLUSIONS

Based upon all of the information considered, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund and its shareholders.


24 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment PLAN | (unaudited)


Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon ("Administrator"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: 866-488-3559.


                                              Annual Report | July 31, 2009 | 25

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Other INFORMATION |


AMENDMENTS TO BY-LAWS

On October 20, 2008, the Board of Trustees approved amendments to the Fund's Amended and Restated By-Laws (the "By-Laws"). The By-Laws are attached as an exhibit to the Fund's amended semi-annual report on Form NSAR filed on June 30, 2009. The amendments address the procedures by which shareholders may bring shareholder proposals, including trustee nominations, before a shareholder meeting. Specifically, the By-Laws have been amended to include advance notice and advance nomination provisions and a requirement that the Board of Trustees review and approve matters to be submitted to meetings of shareholders. The amendments also include clarifications on adjournment of meetings and the creation and powers of committees of the Board of Trustees.


26 | Annual Report | July 31, 2009

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Clifford D. Corso*

Nicholas Dalmaso**

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of the Fund's Investment Adviser.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.


OFFICERS
Clifford D. Corso*
President

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Jeffrey S. MacDonald
Vice President

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

Leonard I. Chubinsky
Assistant Secretary and
Assistant Vice President

INVESTMENT ADVISER
MBIA Capital
Management Corp.
Armonk, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT,
CUSTODIAN, TRANSFER
AGENT AND AUCTION AGENT
The Bank of
New York Mellon
New York, New York

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois


PRIVACY PRINCIPLES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND FOR SHAREHOLDERS

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.MBIA.com.

QUESTIONS CONCERNING YOUR SHARES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian, Transfer Agent and Auction Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286
     (866) 488-3559

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com/mzf. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

In November 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.


                                              Annual Report | July 31, 2009 | 27

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

About the FUND MANAGER |



MBIA CAPITAL MANAGEMENT CORP.

MBIA Capital Management Corp. ("MBIA Capital Management"), the Fund's Investment Adviser, is based in Armonk, New York and was created in 1994 to provide fixed-income asset management services. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. MBIA Capital Management Corp. is owned by MBIA Asset Management Group, a $43 billion dollar manager of fixed income products. The parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

INVESTMENT PHILOSOPHY

MBIA Capital Management's philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. MBIA Capital Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

INVESTMENT PROCESS

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm's chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. MBIA's rigorous bottom-up process is rooted in fundamental credit analysis and MBIA's proprietary research.


MBIA CAPITAL MANAGEMENT CORP.
113 King Street
Armonk, NY 10504
(09/09)

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(09/09)




                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


  MZF
 LISTED
 NYSE(R)

                                                                     MZF-AR-0709

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)  (1) The registrant's Code of Ethics is attached hereto as an exhibit.
     (2) Not applicable.
     (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Randall C. Barnes. Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as President of Pizza Hut International and Senior Vice President of Strategic Planning for PepsiCo. In his role as President, he supervised the CFO and Controller of Pizza Hut International. In Mr. Barnes' role as Senior Vice President of Strategic Planning, he presented monthly earnings estimates to the CEO while working closely with the corporate controller.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,000 and $34,000 for the fiscal years ending July 31, 2009 and July 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies, were $6,300 and $6,300 for the fiscal years ending July 31, 2009 and July 31, 2008, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $6,000 for the fiscal years ending July 31, 2009 and July 31, 2008, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2009 and July 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures:

          (i) The Audit Committee reviews, and in its sole discretion, pre-approves, (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.


          (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $12,300 and $12,300 for the fiscal years ending July 31, 2009 and July 31, 2008, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrant.

     a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

     b)   Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, MBIA Capital Management Corp.(the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) A team of investment professionals at MBIA Capital Management Corp. shares primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team.

  ------------------------------- ---------------- ----------------------------------------------------------------
               Name                    Since                       Professional Experience
  ------------------------------- ---------------- ----------------------------------------------------------------

  Clifford D. Corso                     2003       President of MBIA Asset Management LLC & MBIA Capital
                                    (Inception)    Management Corp.; Chief Investment Officer, MBIA Insurance
                                                   Corp. President of Rivus Bond Fund.
  ------------------------------- ---------------- ----------------------------------------------------------------

Jeffrey S. MacDonald                  2007         Director of Advisory Services Portfolio Management, MBIA Asset
                                                   Management (2007-present).  Formerly, Vice President and
                                                   Portfolio Manager, Hartford Investment Management Co.
                                                   (2005-2007); Fixed Income Portfolio Analyst, Wellington
                                                   Management Co. (2000-2004).

James B. DiChiaro                     2007         Vice President and Portfolio Manager, MBIA Asset Management
                                                   (1999-present).


 (a) (2) (i-iii) Other accounts managed. MBIA Capital Management Corp. does not manage any performance-based fee accounts. The following summarizes information regarding each of the other accounts managed by the MBIA Capital Management Corp. portfolio managers as of July 31, 2009:


                            Registered Investment          Other Pooled Investment
                                  Companies                       Vehicles                     Other Accounts
                         ----------------------------  -------------------------------  ------------------------------
                         # of          Total Assets    # of            Total Assets     # of             Total Assets
Name                     Accounts                      Accounts                         Accounts

Clifford D. Corso            2       $  285 million        -                  -            75          $ 36.7 billion
Jeffrey S. MacDonald         1       $  170 million        -                  -            50          $  3.7 billion
James B. DiChiaro            1       $  170 million        -                  -            3           $  0.5 billion


(a)(2)(iv) Conflicts of Interest. MBIA Capital Management Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e. municipal obligations). These include certain managed accounts which are affiliates of MBIA Capital Management Corp. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. As of July 31, 2009, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

(a)(3) Compensation. As of July 31, 2009, MBIA Capital Management Corp. as Adviser to the Fund, compensates the Fund's portfolio managers for their management of the Fund. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professionals' own self-assessment of their years' work relative to their responsibilities and also includes supervisor evaluation. The Adviser's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards. Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above. Total compensation of the Fund's portfolio managers is not related to Fund performance.

(a)(4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the MBIA Capital Management Corp. portfolio managers as of July 31, 2009:

                                                      Dollar Range of
                                                          Equity
                                                       Securities in
Name of Portfolio Manager                                  Fund
-------------------------------------------------     ----------------
Clifford D. Corso                                          None
Jeffrey S. MacDonald                                       None
James B. DiChiaro                                          None


(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.


(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital/Claymore Managed Duration
             Investment Grade Municipal Fund
             --------------------------------------

By: /s/  J. Thomas Futrell
    -----------------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    October 6, 2009


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  J. Thomas Futrell
    ----------------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    October 6, 2009




By: /s/  Steven M. Hill
    ----------------------------------------------
Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    October 6, 2009